Exhibit 99.1

PGT Innovations, Inc. Stockholders Approve Proposed Merger with MITER Brands

VENICE, Fla, March 18, 2024 – PGT Innovations, Inc. (“PGTI” or the “Company”) (NYSE: PGTI) today announced that its stockholders voted to approve the definitive merger agreement with MIWD Holding Company LLC (“MITER Brands”) and an amendment to the Amended and Restated Certificate of Incorporation of the Company at a special meeting of the Company’s stockholders.

The final voting results for the special meeting will be filed in a Form 8-K with the U.S. Securities and Exchange Commission on March 18, 2024.

As previously announced, under the terms of the definitive merger agreement, MITER Brands will acquire all of the outstanding shares of PGTI common stock for $42.00 per share in cash. The transaction will be financed in part by an equity investment from an affiliate of Koch Equity Development LLC (“KED”), the principal investment and acquisition arm of Koch Industries, Inc. (“KII”), that is a current investor in MITER Brands. The transaction is expected to close later this month. Upon completion of the transaction, PGTI will become a privately held company, and its common stock will no longer be listed on any public market.

About PGTI

PGTI manufactures and supplies premium windows, doors, and garage doors. Its highly engineered and technically advanced products can withstand some of the toughest weather conditions on Earth and are revolutionizing the way people live by unifying indoor and outdoor living spaces. PGTI creates value through deep customer relationships, understanding the unstated needs of the markets it serves, and a drive to develop category-defining products. The PGTI family of brands include CGI®, PGT® Custom Windows and Doors, WinDoor®, Western Window Systems, Anlin Windows & Doors, Eze-Breeze®, Eco Window Systems, NewSouth Window Solutions, and Martin Door. The Company’s brands, in their respective markets, are a preferred choice of architects, builders, and homeowners throughout North America and the Caribbean. Their high-quality products are available in custom and standard sizes with massive dimensions that allow for unlimited design possibilities in residential, multi-family, and commercial projects. For additional information, visit http://www.pgtinnovations.com.

About MITER Brands

Founded in 1947, MITER Brands is a residential window and door manufacturer that produces a portfolio of window and door brands for the new construction and replacement segments with an owner-operated, family-first approach. MITER Brands is the combination of two fast-growing regional product brands: MI Windows and Doors and Milgard Windows and Doors, and is a nationwide supplier of precision-built and energy-efficient products with more than 10 manufacturing facilities throughout the United States. MITER Brands instills confidence and drives quality customer experiences through optimized manufacturing, valued relationships, and dedicated team members coast to coast. For more information, visit www.miterbrands.com.

About KED

KED is the principal investment and acquisition arm of KII, one of the largest privately held businesses in America. Since 2012, KED has deployed more than $35 billion in equity investments and acquisitions. With as high as $125 billion of revenue, KII is a U.S.-based business and, along with the Koch companies, has 120,000 global employees operating in more than 60 countries.

Forward Looking Statements

This communication contains “forward-looking statements” within the United States Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,”

“predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such statements regarding the transactions contemplated by the Agreement and Plan of Merger, dated as of January 16, 2024, among PGTI, MITER Brands and RMR MergeCo, Inc. (the “Transaction”), including the expected time period to consummate the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of PGTI, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of PGTI’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of PGTI to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of potential litigation relating to the Transaction that could be instituted against PGTI or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and PGTI’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of PGTI’s control. All such factors are difficult to predict and are beyond our control, including those detailed in PGTI’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on PGTI’s website at https://pgtinnovations.com and on the website of the Securities Exchange Commission at http://www.sec.gov. PGTI’s forward-looking statements are based on assumptions that PGTI’s believes to be reasonable but that may not prove to be accurate. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. PGTI does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Contacts:

For MITER Brands:

Ira Gorsky / Patrick Ryan

miterbrands@edelmansmithfield.com

732.740.5872

For PGTI:

Investors:

Craig Henderson

Chief Financial Officer

CHenderson@PGTInnovations.com

941.480.1600

Media:

Stephanie Cz

Corporate Communications and PR Manager
SCz@PGTInnovations.com
941.480.1600

FGS Global

PGTI@fgsglobal.com

212.687.8080